CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cardero Resource Corp. (the “Company”) on Form 40-F for the year ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Henk Van Alphen, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Henk Van Alphen

Henk Van Alphen
President and Chief Executive Officer

Date:  April 29, 2005